UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 2, 2009

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah		84095
(Address of principal executive offices)		(Zip Code)

(801) 253-1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry into a Material Definitive Agreement.

On June 2, 2009, Merit Medical Systems, Inc. (“Merit”) acquired certain assets from Hatch Medical L.L.C. (“Hatch”).  The assets acquired consist primarily of intellectual property related to Hatch’s EN Snare® foreign body removal device (the “Device”).  A copy of the Asset Purchase Agreement (the “Purchase Agreement”), dated as of June 2, 2009, between Merit and Hatch is attached hereto as Exhibit 2.1 and incorporated herein by this reference.

Pursuant to the terms of the Purchase Agreement, Merit paid $14 million to Hatch at the closing.  Merit is obligated to pay an additional $7 million to Hatch upon the later of (i) December 31, 2009 (or, if earlier, the date upon which all third-party contractual rights (including rights related to the License Agreement discussed below) with respect to manufacturing, marketing and distributing of the Device have finally expired or terminated), or (ii) when Merit has completed manufacturing of the first unit of the Device for commercial sale.  Merit has agreed to use all commercially reasonable efforts to complete all matters necessary to be in a position to perform such manufacturing as soon as possible after the applicable date from clause (i) above.  At closing, the parties entered into various other ancillary agreements related to the transaction.

The Purchase Agreement contains representations and warranties, covenants and agreements which Merit believes are customary for transactions of this nature.  Under the terms of the Purchase Agreement, Hatch agreed to indemnify Merit, and Merit agreed to indemnify Hatch, from damages suffered due to breaches of representations, warranties or covenants made in the Purchase Agreement.  With some limited exceptions, recoveries under the indemnification provisions of the Purchase Agreement are subject to an aggregate minimum for all losses and are also subject to an aggregate cap on all losses.

All rights with respect to manufacturing, distributing and sale of the Device are currently licensed to a third party pursuant to the terms of a license agreement (the “License Agreement”).  Merit anticipates that such third party’s rights under the License Agreement will expire in early January, 2010.  After the expiration of the License Agreement, Merit will own the manufacturing, distributing and sale rights to the Device.  Until that time, Merit will receive royalties for units sold by the third party.

The foregoing paragraphs provide a brief summary of the provisions of the Purchase Agreement, in order to provide a basic understanding of the Purchase Agreement and the acquisition transaction.  The foregoing summary is not complete and is qualified in its entirety by the copy of the Purchase Agreement that is attached hereto.  The foregoing summary, and the attached copy of the Purchase Agreement, provide information regarding the terms of the Purchase Agreement, and are not intended to provide investors with factual information about the current state of affairs of Merit, Hatch, the Device or the assets acquired.  The Purchase Agreement contains representations and warranties and other statements that are solely for the benefit of the parties to that agreement and are designed to allocate business, legal and other risks among the parties and not as a means of establishing, representing or warranting any facts.  Additionally, such representations and warranties and other statements (i) speak only as to the date on which they were made, and may be modified or qualified by confidential disclosure schedules and other documents, agreements or understandings among the parties, which Merit believes are not required by the securities laws to be publicly disclosed, and (ii) may be subject to different materiality standards than the standards applicable to disclosures to investors under applicable securities laws.  Moreover, information concerning the subject matter of the representations and warranties and other statements made in the Purchase Agreement itself, or the above summary thereof, will likely change after the date of the Purchase Agreement, and subsequent information may or may not be fully reflected in Merit’s public disclosures.  Additionally, only parties to the Purchase Agreement, or other limited third-party beneficiaries that may be set forth therein, may enforce or rely upon the provisions of the Purchase Agreement.  Investors should not, therefore, rely upon representations and warranties and other statements in the Purchase Agreement or the above summary as factual characterizations of the actual state of affairs of Merit, Hatch, the Device or the assets acquired.  Investors should instead look to disclosures contained in Merit’s reports under the Securities Exchange Act of 1934, as amended.

ITEM 2.01             Completion of Acquisition or Disposition of Assets.

 Please see the disclosures set forth under Item 1.01 above.

ITEM 7.01             Regulation FD Disclosure

On June 3, 2009, Merit issued a press release, entitled “Merit Medical Acquires EN Snare® Product Rights from Hatch Medical,” relating to the transaction with Hatch described above, a copy of which is filed as Exhibit 99.1 to this Current Report, and is incorporated herein by this reference.

Safe Harbor for Forward-Looking Statements

Statements contained in this Report which are not purely historical, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties such as those described in Merit’s Annual Report on Form 10-K for the year ended December 31, 2008.  Such risks and uncertainties include risks relating to unanticipated consequences of Merit’s acquisition of assets from Hatch related to the Device; challenges associated with Merit’s efforts to pursue new market opportunities, including with respect to the Device; infringement of Merit’s technology or the assertion that Merit’s technology infringes the rights of other parties; product recalls and product liability claims; downturn of the national economy and  its effect on Merit’s revenues, collections and supplier relations; termination of supplier relationships, or failure of suppliers to perform; inability to successfully manage growth through acquisitions; delays in obtaining regulatory approvals, or the failure to maintain such approvals; concentration of Merit’s revenues among a few products and procedures; development of new products and technology that could render Merit’s products obsolete; market acceptance of new products by Merit and others; introduction of products in a timely fashion; price and product competition; availability of labor and materials; cost increases; fluctuations in, and obsolescence of, inventory; volatility of the market price of Merit’s common stock; foreign currency fluctuations; changes in key personnel; work stoppage or transportation risks; modification or limitation of governmental or private insurance reimbursement; changes in health care markets related to health care reform initiatives; and other factors referred to in Merit’s Annual Report on Form 10-K for the year ended December 31, 2008, and other reports filed with the Securities and Exchange Commission.  All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will differ, and may differ materially, from anticipated results.  Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates.

Item 9.01               Financial Statements and Exhibits

(d)   Exhibits.

Exhibit Number	Title of Document	Location

2.1	Asset Purchase Agreement, dated as of June 2, 2009, between Merit Medical Systems, Inc. and Hatch Medical, L.L.C.	Attached

99.1	Press Release, dated June 3, 2009, entitled “Merit Medical Acquires EN Snare® Product Rights from Hatch Medical”	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: June 8, 2009	By:	/s/ Kent W. Stanger
Chief Financial Officer, Secretary and Treasurer